Exhibit 99.1

TradeUP Acquisition Corp. Announces Meeting Date for Stockholders to Approve the Business Combination

with Estrella Biopharma, Inc. and Liquidation of Investments Held in the Trust Account into Cash

New York – July 12, 2023 – TradeUP Acquisition Corp. (“TradeUP”) (NASDAQ: UPTD), a publicly traded special purpose acquisition company, announced that it will hold a special meeting of stockholders of TradeUP on Monday, July 31, 2023 at 9:00 a.m. Eastern Time (the “Special Meeting”) to vote on, among others, the proposed business combination (the “Merger”) with Estrella Biopharma, Inc. (“Estrella”), a preclinical-stage biopharmaceutical company focusing on cancer therapeutics.

On September 30, 2022, the parties entered into a definitive business combination agreement (the “Business Combination Agreement”). On July 11, 2023, the registration statement on Form S-4 (File No. 333-267918) containing a proxy statement/prospectus relating to the Merger (the “Proxy Statement/Prospectus”) filed by TradeUP with the U.S. Securities and Exchange Commission (the “SEC”) was declared effective by the SEC. The mailing of the Proxy Statement/Prospectus to the stockholders of TradeUP as of June 13, 2023 (the “Record Date”) commenced on July 11, 2023.

In addition, TradeUP announced that, in order to mitigate the risks of being deemed to have been operating as an unregistered investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), TradeUP has instructed Wilmington Trust, National Association, the trustee with respect to the trust account of TradeUP (the “Trust Account”), to liquidate the U.S. government treasury obligations and money market funds held in the Trust Account on July 14, 2023, which is the expiry of the 24-month anniversary of the effective date of the TradeUP’s IPO prospectus, and to hold all funds in the Trust Account in cash until the earlier of consummation of the Merger or liquidation of TradeUp.

Before the Special Meeting, TradeUP will hold an interim meeting of stockholders on July 17, 2023 at 9:00 a.m. Eastern Time (the “Extension Meeting”) to vote on, among other proposals, a proposal to extend the date before which TradeUP must complete a business combination from July 19, 2023 to July 14, 2024 (the “Extension Proposal”). The deadline for public stockholders to deliver redemption requests in connection with the Extension Proposal is July 13, 2023 (two business days before the Extension Meeting). TradeUP estimates that the redemption price in connection with the Extension Proposal, based on the value of the Trust Account as of the Record Date and factoring in the withdrawal of tax payables, will be approximately $10.51 per share, subject to the actual value of the Trust Account at the time of the redemption. However, if the Extension Proposal is approved by TradeUP’s stockholders, for each public share of TradeUP that is not redeemed by TradeUP’s public stockholders in connection with the Extension, an additional $0.05 per share will be deposited into the Trust Account for each month beyond July 19, 2023. Accordingly, assuming the Extension Proposal is approved, public stockholders of TradeUP who continue to hold one or more public shares of TradeUP following the Extension Meeting and who submit a redemption request for such public shares by July 27, 2023 (two business days before the Special Meeting) will have the opportunity to redeem such public shares at a redemption price that is expected to be approximately $0.05 higher per share than the expected per share redemption price of public shares redeemed in connection with the Extension Proposal, subject to the actual value of the Trust Account at the time of the redemption.

About TradeUP

TradeUP Acquisition Corp. is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. TradeUP was incorporated under the laws of the State of Delaware on January 6, 2021.

About Estrella

Estrella Biopharma, Inc. is a preclinical-stage biopharmaceutical company developing CD19 and CD22-targeted ARTEMIS® T-cell therapies with the capacity to address treatment challenges for patients with blood cancers and solid tumors. Estrella’s mission is to harness the evolutionary power of the human immune system to transform the lives of patients fighting cancer. To accomplish this mission, Estrella’s lead product candidate, EB103, utilizes Eureka’s ARTEMIS® technology to target CD19, a protein expressed on the surface of almost all B-cell leukemias and lymphomas. Estrella is also developing EB104, which also utilizes Eureka’s ARTEMIS® technology to target not only CD19, but also CD22, a protein that, like CD19, is expressed on the surface of most B-cell malignancies. Estrella is also collaborating with Imugene Limited and its product candidate, CF33-CD19t an oncolytic virus (“CF33-CD19t”), to research the use of EB103 in conjunction with CF33-CD19t to treat solid tumors using a “mark and kill” strategy.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to TradeUP and Estrella. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of Estrella’s business plans including its plans to expand, the sources and uses of cash from the proposed transaction, the anticipated enterprise value of the combined company following the consummation of the proposed transaction, any benefits of Estrella’s partnerships, strategies or plans as they relate to the proposed transaction, anticipated benefits of the proposed transaction and expectations related to the terms and timing of the proposed transaction are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of TradeUP and Estrella believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of TradeUP and Estrella caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the Proxy Statement/Prospectus relating to the proposed transaction filed by TradeUP with the SEC and other documents filed by TradeUP or Estrella from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither TradeUP nor Estrella can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the business combination due to the failure to obtain approval from TradeUP’s stockholders or satisfy other closing conditions in the business combination agreement, the occurrence of any event that could give rise to the termination of the business combination agreement, the ability to recognize the anticipated benefits of the business combination, the amount of redemption requests made by TradeUP’s public stockholders, costs related to the transaction, the impact of the global COVID-19 pandemic, the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction, the outcome of any potential litigation, government or regulatory proceedings and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Proxy Statement/Prospectus, the final prospectus for TradeUP’s initial public offering filed with the SEC on June 19, 2021 and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither TradeUP or Estrella presently know or that TradeUP and Estrella currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by TradeUP, Estrella, their respective directors, officers or employees or any other person that TradeUP and Estrella will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of TradeUP and Estrella as of the date of this communication. Subsequent events and developments may cause those views to change. However, while TradeUP and Estrella may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of TradeUP or Estrella as of any date subsequent to the date of this communication.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or a solicitation of an offer to buy any securities of TradeUP or Estrella, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed business combination, TradeUP has filed with the SEC Proxy Statement/Prospectus, which was declared effective by the SEC on July 11, 2023, TradeUP has mailed the Proxy Statement/Prospectus to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. TradeUP’s stockholders and other interested persons are advised to read, when available, the Proxy Statement/Prospectus and other documents filed in connection with the proposed business combination, as these materials will contain important information about Estrella, TradeUP and the proposed business combination. The Proxy Statement/Prospectus and other relevant materials for the proposed business combination have been mailed to stockholders of TradeUP as of a record date to be established for voting on the proposed business combination. Such stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to TradeUP Acquisition Corp., 437 Madison Avenue, 27th Floor, New York, New York 10022, and its telephone number is (732) 910-9692, Attention: Jianwei Li, Co-Chief Executive Officer.

Participants in the Solicitation

TradeUP and Estrella and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of TradeUP’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TradeUP’s stockholders in connection with the proposed business combination will be set forth in the Proxy Statement/Prospectus.

Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of TradeUP’s directors and officers in TradeUP’s filings with the SEC and such information will also be in the Proxy Statement/Prospectus for the proposed transaction.

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